ING SERIES FUND, INC.

ING Money Market Fund (“Fund”) Prospectus

and Statement of Additional Information (“SAI”)

Class C

each dated July 30, 2010

Supplement dated July 18, 2011

Effective July 29, 2011, the Fund’s existing Class C shares will be re-designated as Class L shares and closed to new investment with the exception of dividend reinvestments in Class L shares of the Fund. Shareholders who currently hold existing Class C shares will to hold Class L shares with the same fees and expenses as the existing Class C shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE